Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the common stock beneficially owned by each of them of Altice USA, Inc. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 12 day of February, 2018.

Suddenvision S.à r.l.

By:	/s/ Christelle Retif
Title:	Manager

By:	/s/ Pierre Stemper
Title:	Manager

CIE Management IX Limited

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC Partners Holdings Limited

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX Limited

By:	/s/ Matthew Elston
Title:	Director CIE Management IX Limited, as Attorney

By:	/s/ Mark Rodliffe
Title:	Director CIE Management IX Limited, As Attorney

BC European Capital IX-1 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-2 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-3 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-4 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-5 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-6 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-7 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-8 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-9 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-10 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital IX-11 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital—Suddenlink Co-Investment-1 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital—Suddenlink Co-Investment-2 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital—Suddenlink Co-Investment-3 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital—Suddenlink Co-Investment-4 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital—Suddenlink Co-Investment-5 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director

BC European Capital—Suddenlink Co-Investment-6 LP
By: CIE Management IX Limited, its general partner

By:	/s/ Matthew Elston
Title:	Director

By:	/s/ Mark Rodliffe
Title:	Director